Other assets (Tables)	12 Months Ended
Dec. 31, 2022
Other Assets [Abstract]
Schedule of Other Assets
Other assets consisted of the following as of December 31, 2022 and 2021:

	As of December 31,
	2022	2021
Straight-line rents, prepaid expenses and other	$715,751	$452,259
Notes receivable, net of allowance for credit losses (a) (b)	486,223	616,883
Loans receivable, net of allowance for credit losses (c)	351,357	403,378
Derivative assets (Note 13)	211,993	16,909
Lease incentives	163,683	158,417
Operating lease right of use assets, net (Note 18)	81,952	95,814
Investments	62,519	45,254
Inventory	55,868	48,584
Other receivables, net (d)	461,093	510,519
	$2,590,439	$2,348,017

(a)Notes receivable, net of allowance for credit losses as of December 31, 2022 and 2021 included $459 million and $587 million, respectively, related to agreements we have executed with customers to reschedule certain lease payments under our leases that are due at the reporting dates. Notes receivable as of December 31, 2022 and 2021 also included $27 million and $30 million, respectively, related to aircraft sale and other transactions.
(b)As of December 31, 2022 and December 31, 2021, we had a $111 million and $41 million, respectively, allowance for credit losses on notes receivable. Refer to Note 26—Allowance for credit losses for further details.
(c)As of December 31, 2022, and 2021, we had a $4 million and $5 million, respectively, allowance for credit losses on loans receivable. Refer to Note 26—Allowance for credit losses for further details. During the years ended December 31, 2022 and 2021, we recognized interest income from loans receivable, net of allowance for credit losses of $26 million and $4 million, respectively, included in other income.
(d)Other receivables as of December 31, 2021 included $66 million receivable from GE. Refer to Note 29—Related party transactions.